Recovery of Erroneously Awarded Compensation	12 Months Ended
Dec. 31, 2025
Restatement Determination Date:: 2025-12-31
Erroneously Awarded Compensation Recovery
Erroneous Compensation Analysis

Clawback Policy

We have adopted a Clawback Policy to comply with applicable laws and NYSE listing standards, which provides that all or a portion of any incentive-based compensation awarded to our executive officers must be recouped if we restate our consolidated financial statements. Under this policy, covered employees, including our NEOs, would be required to repay to the Company the difference between the amount of incentive-based compensation received and the amount that would have been payable under the restated financial statements, on a pre-tax basis. The foregoing summary of our Clawback Policy does not purport to be complete and is qualified by reference to our Clawback Policy, a copy of which can be found as Exhibit 97.1 to our Annual Report.